                              EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Employment Agreement") is made and entered into by and between International Fuel Technology, Inc., a Nevada corporation (the "Company"), and Ian Williamson (the "Employee"), and is dated as of May 25, 2001.

     Recitals:

     Whereas, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to employ the Employee in the position set forth below, and the Employee desires to serve in that capacity.

     Whereas, the Company is engaged in the business of i) researching, developing, licensing, or selling technologies intended to reduce harmful pollutant emissions from petroleum-based fuels and ii) manufacturing or marketing products derived or related to such technologies (the "Business").

     Now, Therefore, in consideration of the foregoing premises, the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Employee hereby agree as follows:

I. Employment Period. The Company shall employ the Employee, and the Employee shall serve the Company, on the terms and conditions set forth in this Employment Agreement, for the period commencing on the date hereof and ending on the second anniversary hereof (the "Initial Term" and, together with any subsequent term of Employment, the "Employment Period"); provided that the term of employment hereunder will automatically be renewed for successive one year terms (each such term a "Renewal Term") unless either party shall, at least 30 days before such date, provide notice to the other party that the Employment Period will not be extended.

1. Position and Duties.

          (a) Duties. The Employee shall have such duties and responsibilities as may be assigned by the Board to the Consultant from time to time.

          (b) Full Time. During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee shall devote his full-time efforts to the business and affairs of the Company and use his best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Employee to (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures or fulfill speaking engagements, or (3) manage personal investments, so long as such activities do not interfere with the performance of the his responsibilities as an employee of the Company in accordance with this Employment Agreement or violate the provisions of (S)5 of this Employment Agreement.

     2.  Compensation.

          (a) Base Salary. During the Initial Term, the Employee shall receive an annual base salary (the "Annual Base Salary") at the minimum rate of $120,000. In the event of any Renewal Term as provided for in (S)1 above, the Annual Base Salary shall be renegotiated by the parties hereto. The Annual Base Salary shall be payable in accordance with the Company's payroll practices as in effect from time to time. The Board may increase the Annual Base Salary above the foregoing amounts at its discretion.

          (b) Benefits. The Employee shall be eligible to participate in all employee benefit plans of the Company in which other employees of the Company in comparable positions, responsibility and seniority are eligible to participate, provided that the Employee acknowledges that entitlement to benefits under any of the Company's discretionary benefit plan is within the sole discretion of the Company management.

          (c) Compensation Shares. In addition to the Annual Base Salary, the Employee shall be awarded a total of One Million (1,000,000) Compensation Shares, with such shares to be issued as follows:

               (1) Thirty percent (30%) of such Compensation Shares shall be issued upon the execution of this Employment Agreement;

               (2) Thirty percent (30%) of such Compensation Shares shall be issued upon the first anniversary of the execution of this Employment Agreement; and

               (3) The remaining forty percent (40%) of such Compensation Shares shall be issued upon the second anniversary of the execution of this Employment Agreement.

          (d) Compensation Shares; Cap. As used above, the term "Compensation Shares" shall mean shares of the Company's common stock, $0.01 par value ("Common Stock"). In no event shall the total Compensation Shares awarded pursuant to (S)2(c) be in excess of One Million (1,000,000).

     3. Termination of Employment.

          (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. The Company shall be entitled to terminate the Employee's employment because of the Employee's Disability during the Employment Period. "Disability" means that (1) the Employee has been unable, for a period of six months, or for a total of 90 consecutive days in any given period, to perform the Employee's duties under this Employment Agreement, as a result of physical or mental illness or injury, and (2) a physician selected by the Company or its insurers, and acceptable to the Employee or the Employee's guardian or legal representative, has determined that the Employee's incapacity is total and permanent. A termination of the Employee's employment by the Company for Disability shall be communicated to the Employee by written notice, and shall be effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), unless the Employee is able to, and does, return to full-time performance of the Employee's duties before the Disability Effective Date.

          (b) By the Company.

               (1) The Company may terminate the Employee's employment during the Employment Period for Cause or without Cause. "Cause" means:

                    (i) any fraud, embezzlement or other dishonesty of the Employee that materially and adversely affects the Company's business or reputation; or

                    (ii) the Employee's conviction for a felony or entering into a plea of nolo contendere with respect to a felony.

               (2) A termination of employment by the Company for Cause shall be effectuated by giving the Employee written notice ("Notice of Termination for Cause") of the termination, setting forth the conduct of the Employee that constitutes Cause. Termination of employment by the Company for Cause shall be effective on the date when the Notice of Termination for Cause is given, unless the notice sets forth a later date (which date shall in no event be later than 30 days after the notice is given).

               (3) A termination of the Employee's employment by the Company without Cause shall be effected by giving the Employee written notice of the termination at least thirty (30) days prior to the termination date.

          (c) By the Employee.

               (1) The Employee may terminate employment in the event of a Good Reason. "Good Reason" means:

                    (i) The assignment to the Employee of any duties inconsistent in any respect with (S)1(a) of this Employment Agreement, other than actions that are not taken in bad faith and are remedied by the Company within fifteen (15) days after receipt of notice thereof from the Employee; or

                    (ii) any failure by the Company to comply with any provision of (S)2 of this Employment Agreement, other than failures that are not taken in bad faith and are remedied by the Company within fifteen (15) days after receipt of notice thereof from the Employee.

               (2) A termination of employment by the Employee for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth the conduct of the Company that constitutes Good Reason. A termination of employment by the Employee for Good Reason shall be effective on the fifth business day following the date when the Notice of Termination for Good Reason is given, unless the notice sets forth a later date (which date shall in no event be later than 30 days after the notice is given).

          (d) No Waiver.

      The failure to set forth any fact or circumstance in a Notice of Termination for Cause or a Notice of Termination for Good Reason shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from asserting, such fact or circumstance in an attempt to enforce any right under or provision of this Employment Agreement.

          (e) Date of Termination.

      The "Date of Termination" means the date of the Employee's death, the Disability Effective Date, the date on which the termination of the Employee's employment by the Company for Cause or by the Employee for Good Reason is effective, or the date on which the Company gives the Employee notice of a termination of employment without Cause, as the case may be.

      4. Obligations of the Company upon Termination. In full satisfaction of its obligations under this Employment Agreement, Company shall make the payments set forth in this (S)4 upon a termination of the employment relationship.

          (a) Other Than for Cause, Death or Disability; Good Reason. If, during the Employment Period, the Company terminates the Employee's employment, other than for Cause, Death or Disability, or the Employee terminates his employment for Good Reason, the Company shall (i) pay the Employee's accrued but unpaid portion of the Annual Base Salary (the "Accrued Salary") to the Employee in a lump sum in cash within 30 days after the Date of Termination, (ii) continue to pay the Annual Base Salary for the remainder of the term hereof, (iii) issue the accrued, but unissued, Compensation Shares (the "Accrued Compensation Shares"; the Accrued Compensation Shares and the Accrued Salary shall be referred to herein, collectively, as the "Accrued Obligations"), and (iv) issue the Compensation Shares for the remainder of the term hereof. In addition, the Employee shall be entitled to a Bonus in an amount equal to the Bonus the Employee would have received for the Employment Period had this Employment Agreement not been terminated.

          (b) Death or Disability. If the Employee's employment is terminated by reason of the Employee's death or Disability during the Employment Period, the Company shall pay the Accrued Obligations to the Employee or the Employee's estate or legal representative, as applicable, in a lump sum in cash within 30 days after the Date of Termination. In addition, if the Employee's employment is terminated by reason of Disability, the Company will continue to pay to Employee until the earlier of: (i) expiration of the Employment Period, or (ii) the date of Employee's death, the Annual Base Salary, less any amounts received by Employee under any disability insurance coverage maintained for Employee by the Company.

          (c) Cause. If the Employee's employment is terminated by the Company for Cause during the Employment Period, the Company shall pay Employee the Accrued Obligations.

          (d) Notwithstanding anything to the contrary contained herein, in addition to the amounts described above, following any termination of the Employee's employment, the Company shall pay the Employee all amounts to which the Employee is then entitled as of the date of termination, under any compensation or benefit plan or program of the Company.

     5. Confidential Information; Non-Competition.

          (a) Confidential Information.

               (1) The Employee (i) shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information that the Employee obtains or has access to during the Employment Period and (ii) shall not communicate, divulge, use or disseminate Confidential Information, except with the prior written consent of the Company. In the event that Employee is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, Employee will notify the Company promptly of the request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions of this
(S)5(a). If, in the absence of a protective order or the receipt of a waiver hereunder, Employee is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Employee may disclose the Confidential Information to the tribunal; provided, however, that the Employee shall use his best efforts to obtain, at the request of the Company, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Company shall designate.

               (2) As used herein, the term "Confidential Information" means all information of Company that is not generally known to the public, whether of a technical, business or other nature (including, without limitation, trade secrets, know-how and information relating to the technology, customers, business plans, promotional and marketing activities, finances and other business affairs of the Company). In furtherance of the foregoing, "Confidential Information" means information, not publicly known, about any one or more of Company's methods, processes, techniques equipment, research, engineering, software, computer systems, activities, sources of supply, customer contact lists, sales devices, pricing methods, services or products, all matters relating to Company's research development, finances, manufacturing, purchasing, accounting, engineering marketing merchandising pricing, profit margins, or selling, or any one or more of them. Notwithstanding anything herein to the contrary, "Confidential Information" shall not include (i) such data which is or becomes public or publicly available other than as a result of the acts of the Employee, or (ii) is independently obtained by Employee from a third party that, to the knowledge of the Employee, has no duty of confidentiality to the Company, or (iii) is independently developed by Employee and does not incorporate anything otherwise deemed herein to be Confidential Information.

          (b) Noncompetition. During and for a period of three (3) years following the termination of this Employment Agreement other than by the Company without Cause or by the Employee for Good Reason (the "Restricted Period"), Employee will not, directly or indirectly, personally or as an Employee, owner, partner, member, associate, officer, manager, agent, advisor, Employee or otherwise, or by means of any corporate or other entity or device, to engage in any business anywhere in the world which is competitive with the Business; (ii) solicit, divert, take away or interfere with any of the clients or Employees of the Company; or (iii) disclose, divulge, publish or communicate to any person, firm or other entity, in any manner whatsoever, any confidential or proprietary information concerning any matters affecting or relating to the Company. Employee acknowledges that the geographic area covered hereby and the period and nature of the restrictions set forth above are reasonable and necessary for the protection of the Company's legitimate business interests. The parties agree that should any of the provisions set forth herein be held to be too broad for that purpose or invalid or unenforceable for any reason, said provisions will be interpreted in such narrower sense as shall be necessary to make the same valid and enforceable.

     6.  INVENTIONS.

          (a) Employee acknowledges that (1) because Employee possesses substantial technical expertise and skill with respect to Company's businesses, Company desires to obtain exclusive ownership of each Invention, and Company will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Invention; (2) the services to be performed by Employee under this Employment Agreement are of a special, unique, unusual, extraordinary, and intellectual character and (3) the provisions of this (S)6 are reasonable and necessary to provide Company with exclusive ownership of all Inventions.

          (b) In consideration of the amounts that have been and will be paid by Company to Employee under this Employment Agreement, Employee covenants as follows:

               (1) Each Invention will belong exclusively to Company. Employee acknowledges that all of Employee' writing, works of authorship, and other Inventions are works made for hire and the property of Company, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, Employee hereby assigns to Company all of Employee' right, title, and interest, including all rights of copyright, patent, and other intellectual property rights, to or in such Inventions. Employee covenants that he will promptly:

                    (i)  disclose to Company in writing any Invention;

                    (ii) assign to Company or to a party designated by Company, at Company's request and without additional compensation, all of Employee' right to Inventions for the United States and all other jurisdictions;

                    (iii) execute and deliver to Company such applications, assignments, and other documents as Company may request in order to apply for and obtain patents or other registrations with respect to any Invention in the United States and all other jurisdictions;

                    (iv) sign all other documents and papers necessary to carry out the above obligations; and

                    (v) give testimony and render any other assistance in support of Company's rights to any Invention.

          (c) Employee will give notice to Company, within ten days after accepting any employment with a Person other than Company, of the identity of such Person. Company may notify such Person that Employee is bound by this Employment Agreement and, at Company's election, furnish such Person with a copy of this Employment Agreement or relevant portions hereof.

          (d) As used in this (S)6 the term "Invention" shall mean any idea, invention, technique, modification, process, or improvement (whether patentable or not), any industrial design (whether registerable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by Employee, either solely or in conjunction with others, during the Employment Period, or a period that includes a portion of the Restricted Period, that relates in any way to, or is useful in any manner in, the Business or the business then being conducted or proposed to be conducted by the Company, and any such item created by Employee, either solely or in conjunction with others, following the termination of this Employment Agreement, that is based upon or uses Confidential Information.

     7. Loans from Company. During the period commencing upon the execution of this Employment Agreement and continuing for the first calendar month thereafter, the Company will one (1) time, at the Employee's request, loan the Employee an amount up to $25,000. During the twelve (12) month period after the effective date (as declared by the Securities and Exchange Commission, the "Effective Date") of the registration statement filed by the Company pursuant to
Section 2(f) of the Share Purchase Agreement entered into on or about the date hereof between, among others, the Company and the Employee, if- after the use of Employee's best efforts - the Employee is unable to sell the Employee's shares of the Company's common stock on the open market the Company will, at the Employees request, loan the Employee an amount up to $25,000 not more than once during each calendar month. Notwithstanding anything else contained herein, the Company shall not be obligated to lend any amount, after the aggregate principal amount of all loans made by the Company hereunder exceeds $300,000. Each loan provided for in this section shall be memorialized by a demand promissory note in the form of Exhibit A, attached hereto, which promissory note shall be secured by a pledge agreement in the form of Exhibit B from Employee in favor of the Company, pledging Employee's interest in the number of shares of Common Stock necessary (when valued at the last sale price quoted on the NASD Over-The-Counter Bulletin Board on the trading day immediately preceding the loan date) to secure the original principal balance of the note evidencing such loan.

     8.  Successors.

          (a) Assignment. This Employment Agreement is personal to the Employee and, without the prior written consent of the Company, shall not be assignable by the Employee.

          (b) Successors and Assigns. This Employment Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

     9.  Miscellaneous.

          (a) Attorneys' Fees. If any action or proceeding relating to this Employment Agreement or the enforcement of any provision of this Employment Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

          (b) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:


          If to the Employee:

                    Ian Williamson
                    Dunham House, Charcoal Road
                    Bowdon, Cheshire WA144RY
                    England

          Copy to:
                    Mary Anne O'Connell
                    Husch & Eppenberger, LLC
                    100 N. Broadway
                    St. Louis, Missouri 63102

          If to the Company:

                    William J. Lindenmayer
                    President
                    International Fuel Technology, Inc.
                    7777 Bonhomme, Suite 1920
                    St. Louis, Missouri 63105

          Copy to:
                    Armstrong Teasdale LLP
                    One Metropolitan Square, Suite 2600
                    St. Louis, Missouri 63102
                    Attention:  David W. Braswell, Esq.

     Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

          (c) Headings. The underlined headings contained in this Employment Agreement are for convenience of reference only, shall not be deemed to be a part of this Employment

Agreement and shall not be referred to in connection with the construction or interpretation of this Employment Agreement.

          (d) Counterparts. This Employment Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          (e) Governing Law. This Employment Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Missouri (without giving effect to principles of conflicts of laws).

          (f) Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Employment Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Employment Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Employment Agreement, or any power, right, privilege or remedy under this Employment Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          (g) Amendments. This Employment Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

          (h) Severability. In the event that any provision of this Employment Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Employment Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

          (i) Parties in Interest. None of the provisions of this Employment Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns, if any.

          (j) Entire Agreement. This Employment Agreement, the Recitals hereto, and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.


                 [Remainder of Page Intentionally Left Blank.]

     In Witness Whereof, the undersigned have entered into this Employment Agreement as of this date and year first above written.


Company                                            Employee

International Fuel Technology, Inc.


By: /s/ William J. Lindenmayer                      /s/ Ian Williamson
   -----------------------------------             ----------------------------
Printed Name:  William J. Lindenmayer              Ian Williamson
Title:  President

                                   EXHIBIT A

                                PROMISSORY NOTE

                                                             St. Louis, Missouri
$25,000.00
 ---------
                                                             May 25, 2001
                                                             ------------
     1.  MAKER'S PROMISE TO PAY.  The undersigned maker,
("Maker"), promises to pay the sum of twenty five thousand and No/100 Dollars ($25000.00), (this amount is called "principal") to the order of International Fuel Technology, Inc., a Nevada corporation ("Lender"), on the terms and conditions provided for herein. Lender shall have no further obligation to advance any additional sums under this Note.

     2.  INTEREST. Principal due under this Note shall bear interest at an
annual rate of       %, compounded daily.

     3. PAYMENTS. Maker shall pay principal and interest on demand. Maker shall make all payments at 7777 Bonhomme, Suite 1920, St. Louis, Missouri 63105 or at a different place if required by Lender.

     4. BORROWER'S RIGHT TO PREPAY. Maker shall have the right to make payments of principal at any time before they are due. A payment of principal in such fashion is known as a "prepayment." Maker may make a full prepayment or partial prepayments without paying any prepayment charge. Lender will use all such prepayments to reduce the amount of principal owed under this Note. If Maker makes a partial prepayment, there will be no changes in the amount or timing of payments due hereunder unless the Lender agrees in writing to those changes.

     5. BORROWER'S FAILURE TO PAY AS REQUIRED. Maker shall be in default if Maker fails to pay the full amount of each payment on the date it is due. If Maker is in default, Lender will have the right to exercise its rights under that certain Pledge Agreement, which secures the Maker's obligations hereunder (the "Pledge Agreement") and to be paid back by Maker for all of Lender's costs and expenses in enforcing this Note. Those expenses include, for example, reasonable attorneys' fees.

     6. BUSINESS PURPOSE. Maker states that the loan evidenced by this Promissory Note from the Lender is a business loan for business purposes.

     7. MISCELLANEOUS. This Note shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to any conflict of laws principles which would apply the laws of any other jurisdiction, and shall be binding upon the successors of the undersigned and inure to the benefit of the Lender, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. No delay or failure by the Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of the Lender are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Lender of any breach or default under this Note or any such waiver of any provision or condition of this Note must be in writing and shall be effective only to the extent in such writing specifically set forth. The undersigned Maker agrees to pay to the Lender all expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Lender in the administration, enforcement and collection of this Lender. The undersigned Maker waives presentment for payment, notice of non-payment, protest and notice of protest of this note and diligence in collection or bringing suit. Time is of the essence with respect to repayments under this Note.

     8. Non-Recourse. Notwithstanding anything to the contrary contained in this Note, except as specifically provided in this Note, the Maker shall not have any personal liability for the payment of any sum of money which is or may be payable hereunder, except that Lender may bring a foreclosure action or action for specific performance or any other appropriate action or proceeding against Maker to enable Lender to enforce and realize upon any interests under the Pledge Agreement.

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (MAKER(S)) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, the Maker has executed and delivered this agreement as of the day and year set forth above.


                                       Maker


                                       ________________________________________
                                       Printed Name____________________________

                                   Exhibit B

                                PLEDGE AGREEMENT

     This Pledge Agreement by and between International Fuel Technology, Inc., a Nevada corporation (the "Lender"), and Ian Williamson (the "Pledgor"), is dated as of May 25, 2001.

     1. PLEDGE AND GRANT OF SECURITY INTEREST. FOR VALUE RECEIVED AND IN CONSIDERATION of the LENDER extending and making available to the PLEDGOR certain loans and other financial accommodations including those provided for pursuant to a $25,000.00 Promissory Note of even-date herewith and all notes and other documents related thereto (collectively, the "Loan Agreement"). PLEDGOR hereby assigns, pledges and grants a continuing security interest in and to the following property, herein called "Collateral":

          (a) 54,645 common shares (collectively referred to herein as the "Pledged Stock");

          (b) all dividends, new shares, warrants, liquidation rights and all other rights, proceeds and payments or distributions of any nature, in respect to the foregoing Pledged Stock;

          (c) all increases, substitutions, replacements, additions, and accessions with respect to the Pledged Stock; and

          (d)  all cash and non-cash proceeds of all the foregoing,

     to secure the payment and performance by PLEDGOR of all obligations pursuant to the Loan Agreement, including any and all extensions, renewals and modifications thereof (all of the foregoing herein referred to as the "Obligations").

     2. DELIVERY OF COLLATERAL. The PLEDGOR delivers to LENDER herewith the certificates representing the Pledged Stock, together with signature guaranteed stock powers and in such other form as the LENDER shall require.

     3. OWNERSHIP OF COLLATERAL. The PLEDGOR hereby represents and warrants to the LENDER that it is the sole owner of; that it has the full right and authority to convey the pledge and security interest herein provided to the LENDER; and that no other person has or purports to have any right, title, lien, encumbrance, adverse claim, or interest in the Collateral.

     4. AUTHORITY. The PLEDGOR hereby warrants to the LENDER, that it has full power and authority to enter into the Loan Agreement and this Agreement and to grant and create the security interest provided herein.

     5. ACTS TO BE PERFORMED BY THE PLEDGOR. The PLEDGOR further agrees as follows:

          (a) Payment and Performance. The PLEDGOR shall pay and perform all Obligations secured by this Agreement according to their terms.

          (b) Further Assurances. The PLEDGOR shall defend the title to the Collateral against all persons and against all claims and demands whatsoever, shall indemnify the LENDER for all costs, fees, and expenses incurred in connection with such claims and demands. On demand by the LENDER, the PLEDGOR shall (1) furnish further assurance of title, (2) execute any written instruments or do any other acts necessary to make effective the purposes and provisions of this Agreement, and (3) execute any instrument or statement reasonably required by law or otherwise in order to perfect or continue the security interest and pledge of the LENDER in the Collateral and pay all costs of filing, if any in connection therewith.

          (c) Encumbrances and Taxes. The PLEDGOR shall keep the Collateral free from all security interests (other than of this Agreement), liens, claims, charges, encumbrances, pledges, taxes and assessments, if any, and shall pay when due all taxes and assessments relating to the Collateral.

          (d) Notification of Change. The PLEDGOR shall notify the LENDER promptly of any change, to the extent permissible pursuant to hereto and the Loan Agreement, in the PLEDGOR, the Collateral or in the PLEDGOR's place of business or mailing addresses.

          (e) Failure to Perform Required Acts; Performance by LENDER. Upon failure by the PLEDGOR to perform any of the acts hereinabove described, the LENDER is authorized and has the option to perform any of the foregoing acts described in this Agreement in any manner deemed proper by the LENDER, without waiving any rights to enforce this Agreement. For the foregoing purposes, the LENDER may act in its own name or that of the PLEDGOR.

          (f) Advances Secured. The reasonable expenses (including, without limitation, attorney's fees, taxes or other charges) incurred by the LENDER in respect to the Collateral or pursuant to the exercise of LENDER'S rights under this Agreement shall be deemed advanced to the PLEDGOR by the LENDER, shall bear interest at a per annum rate equal to and shall be secured by this Agreement.

     6. VOTING RIGHTS. Until notified to the contrary by the LENDER, the PLEDGOR may continue to exercise all voting rights with respect to the Collateral.

     7. DIVIDENDS AND DISTRIBUTIONS. PLEDGOR shall cause all dividends, new shares or warrants, liquidation distributions and other rights, proceeds and payments or distributions of any nature in respect of the Collateral to be transferred and assigned to LENDER and the PLEDGOR shall instruct the issuer of the Pledged Stock (if other than the LENDER) to deliver all of the foregoing directly to the LENDER and the PLEDGOR shall execute any documents or instruments necessary in order to carry out the transfer and assignment.

     8. DEFAULT. Any one of the following shall constitute an Event of Default hereunder:

          (a) The occurrence of any default or default pursuant to the Loan Agreement.

          (b) Failure by the PLEDGOR to pay or perform any of the Obligations when due.

          (c) If the PLEDGOR shall fail to perform any covenant, condition or provision of this Agreement, or any representation made shall be materially false or any warranty herein shall be materially breached.

     9. REGULATION U. The proceeds of all Obligations have not and will not be used directly or indirectly for the purpose of purchasing or carrying, or for the purpose of extending credit to others for the purpose of purchasing or carrying, any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

     10. STATUS OF COLLATERAL. All Collateral that is issued pursuant to a registration statement properly filed with, and declared effective by, the Securities and Exchange Commission, is freely transferable and is not subject to any transfer restrictions, rights of first refusal or any other agreement which in any way would restrict the LENDER'S ability to sell the Collateral.

     11. REMEDIES. If any Event of Default shall occur pursuant to this Agreement, then the LENDER shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri, including, without limitation the right to vote the Collateral and exercise all powers and rights conferred upon shareholders of the Pledged Stock and the right to sell or otherwise dispose of, from time to time, any or all of the Collateral in whole or in parcels in one or more sales in such order as it shall select. If notice of intended disposition is required by law, such notice, if mailed, shall be deemed reasonably and properly given if mailed to the notice address herein given at least five days before the date of such disposition. If any Event of Default shall occur pursuant to this Agreement, LENDER is authorized, at its option and without notice or demand, to cause the Collateral to be transferred of record to the LENDER. After deducting all costs and expenses of every kind, the LENDER may apply the residue of the proceeds of any sale or sales of any of the Collateral to any of the Obligations in such order and manner as LENDER in its sole discretion shall deem advisable. If the proceeds of any sale or disposition are insufficient to pay all of the Obligations, LENDER and PLEDGOR agree that PLEDGOR shall have no personal liability to pay the balance thereof.

     12.  MISCELLANEOUS.  The PLEDGOR and the LENDER further agree as follows:

          (a) Waiver of Certain Matters. The LENDER may, but shall not be required to, take any action to preserve its rights against the PLEDGOR or the Collateral. The PLEDGOR expressly waives all requirements of presentment, protest, notice of protest, notice of non-payment or dishonor and all diligence. No omission on the part of the LENDER with respect to any such matters shall in any manner impair or discharge the PLEDGOR or from or upon any Obligations secured hereby.

          (b) Non-Waiver of Certain Matters. Any failure by the LENDER to exercise any right set forth in this Agreement shall not constitute a waiver thereof. Nothing in this

Agreement or in the obligations secured by it shall preclude any action for the enforcement of this agreement.

          (c) Succession. This Agreement shall bind the respective executors, administrators, distributees, beneficiaries, successors and assigns of the PLEDGOR and the LENDER.

     Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered as provided in that certain Employment Agreement between LENDER and PLEDGOR.

          (d) Security Interest and Pledge Absolute. All rights of the LENDER and security interests and pledge hereunder, and all obligations of the PLEDGOR hereunder, shall be absolute and unconditional irrespective of:

               (1) any lack of validity or enforceability of the Obligations or any other agreement or instrument relating thereto:

               (2) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations or any agreement or instrument relating thereto; or

               (3) any exchange release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations.

          (e) Captions and Section Numbers. The captions and section numbers in this Agreement have been inserted for convenience and reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

          (f) Governing Law or Jurisdiction. This Agreement and any other instruments and documents delivered hereunder shall be deemed contracts under the laws of Missouri and for all purposes shall be construed in accordance with the laws of Missouri. Exercise of any right or remedy in the event of default shall likewise be governed by the laws of Missouri.

          (g) Severability. If any part of this Agreement or the application thereof to any person or circumstance is held invalid, the remainder of this Agreement shall not be affected thereby.

          (h)  Statutory Notice.  The following notice is given pursuant to
Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of this Agreement. "ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (PLEDGOR) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS

THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT."

     In Witness Whereof, the undersigned have entered into this Pledge Agreement as of this date and year first above written.


Lender                                      Pledgor

International Fuel Technology, Inc.


By: /s/ William J. Lindenmayer
   ----------------------------------
Printed Name:  William J. Lindenmayer        /s/ Ian Williamson
                                            -----------------------
Title:  President                           Ian Williamson